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                                                                   EXHIBIT 10.60


  THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT
OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE
      CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK


Corporation:               FUTURELINK CORP, A DELAWARE CORPORATION .
Number of Shares:          13,140
Class of Stock:            COMMON STOCK
Initial Exercise Price:    24 3/8
Issue Date:                12/16/99
Expiration Date:           IMMEDIATELY AFTER THE EXPIRATION OF THE TERM OF
                           MASTER LEASE AGREEMENT NO. 12035 BY AND BETWEEN EMC
                           CORPORATION AND FURTURELINK CORP. DATED AS OF
                           DECEMBER 21, 1999 (AS EXTENDED BY ANY AMENDMENTS
                           THERETO AND SUBJECT TO ARTICLE 4.1 HEREOF)

         THIS WARRANT CERTIFIES THAT, in consideration of the payment of the payment of $1.00 and for other good and valuable consideration. EMC CORPORATION or registered assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares (the "Shares") of the class of securities (the "Underlying Securities") of the Company at the Initial Exercise Price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

1.   EXERCISE

     1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2 Conversion Right. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

     1.3 Fair Market Value. If the Underlying Securities are traded regularly in a public market, the fair market value per Share shall be the closing price per share of the Underlying

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Securities as reported on the principal public securities market on which the
Underlying Securities then trade for the business day immediately before Holder delivers its Notice of Exercise to the Company. If such Underlying Securities are not regularly traded on a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation.

     1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.5 Replacement of Warrants. On receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a reasonable indemnity or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.6 Repurchase on Sale, Merger or Consolidation of the Company.

          1.6.1 "Acquisition". For the purposes of this Warrant, "Acquisition" means any (i) sale, (ii) license or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or (iii) any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          1.6.2 Assumption of Warrant. Upon the closing of any Acquisition the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Company shall cause the surviving corporation to assume the obligations of this Warrant.

2.   ADJUSTMENTS TO THE SHARES

     2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on Underlying Securities or on its common stock payable in common stock or other securities, subdivides the outstanding Underlying Securities or its common stock or makes any similar change in its capital stock, then upon exercise of this Warrant, Holder shall receive without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date that the dividend, subdivision or similar event occurred.

     2.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the Underlying


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Securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before such reclassification, exchange, substitution or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation or other charter documents upon the closing of a registered public offering of the Company's capital stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3 Adjustments for Combinations, Etc. If the outstanding Underlying Securities are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

     2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or other charter documents or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Underlying Securities or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.5 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

3.   REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

          (1) The initial Warrant Price referenced on the first page of this Warrant is not greater than the fair market value per share of the Underlying Securities as of the date of this Warrant.


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          (2) The Company shall at times reserve and keep available out of its authorized capital stock, solely for purpose of issuance upon the exercise of the Warrant, such number of shares of Underlying Securities or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company shall at times reserve and keep available out of its authorized shares of capital stock, solely for the purpose of issuance upon the conversion of the Underlying Securities, such number of shares of capital stock or other securities, properties or rights as shall be issuable upon the conversion thereof, if any. All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. As long as the Warrants shall be outstanding and the Company shall have a class of its securities registered under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall use its best efforts to cause all Shares issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Underlying Securities, or securities underlying the Underlying Securities, if any, may then be listed and/or quoted.

     3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in
(e) above, the same notice as is given holders of such registration rights.

     3.3 Information Rights. So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder promptly after mailing, copies of all information and other communications sent to the shareholders of the Company.

     3.4 Registration . If, at any time commencing after the date hereof and as long as the Warrants have not terminated, the Company proposes to register any of its equity securities under the Act (other than in connection with the Company's initial public offering or a merger or pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice, at least thirty
(30) days prior to the filing of each such registration statement, to Holder of its intention to do so. If Holder notifies the Company within twenty (20) days after receipt of any


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such notice of its desire to include any Shares (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) in such proposed registration statement, the Company shall afford Holder the opportunity to have any such Shares (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) registered on such registration statement (a "Piggyback Registration"). Holder shall be entitled to one Piggyback Registration.

4.   MISCELLANEOUS.

     4.1 Term; Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant not more than 90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration Date shall automatically be extended until 30 days after the date the Company delivers the notice to Holder.

     4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     4.4 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, of applicable). Unless the Company is filing financial information with the Securities and Exchange Commission pursuant to the Exchange


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Act, the Company shall have the right to refuse to transfer any portion of this
Warrant to any person who directly competes with the Company.

     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     4.7 "Market Stand-Off" Agreement. Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any share of common stock or any securities convertible into or exercisable or exchangeable for common stock (whether such shares or any such securities are then owned by Holder or are thereafter acquired), or (ii) enter into any swap or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such securities, in cash or otherwise. The foregoing provisions of this
Section 4.8 shall only be applicable to the Holder if all officers and directors of the Company enter into similar agreements and only for so long as such agreements are in effect. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section
4.8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares until the end of such period.

     4.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to its principles regarding conflicts of law.


                                   FUTURELINK CORP.


                                   By: /s/ Kyle B. A. Scott
                                       -------------------------------
                                   Name: Kyle B. A. Scott
                                         -------------------------------
                                   Title: Vice President and General Counsel
                                          ----------------------------------



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